Income Taxes (Current and Deferred Portions of Net Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Current
U.S.	$ 48,559	$ 48,144	$ 56,974
State	2,944	3,370	2,662
Foreign	38	(5)
Total current taxes	51,541	51,509	59,636
Deferred
U.S.	2,979	5,130	4,620
State	330	13	(50)
Total deferred taxes	3,309	5,143	4,570
Total income taxes	$ 54,850	$ 56,652	$ 64,206